Q3 2017 Corporate Overview and Financial Results October 31, 2017

SVB20144: 3 Q3 2017 Corporate Overview and Financial Results October 31, 2017 2 Contents and Glossary 3 4 6 20 21 23 25 43 Important information regarding forward-looking statements and use of non-GAAP financial measures About SVB Q3 2017 performance Regulatory environment Capital Outlook for 2017 and 2018 Appendix Non-GAAP reconciliations The following terms are used throughout this presentation to refer to certain SVB-specific metrics: “Core Fee” Income – fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non- GAAP reconciliations at the end of this presentation for more information. Total Client Funds – the sum of on-balance sheet deposits and off-balance sheet client investment funds.

SVB 2014 4:3 3Q3 2017 Corporate Overview and Financial Results October 31, 2017  Forward-Looking Statements   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full years 2017 and 2018. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.   We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory or legal changes or their impact on us.   We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.   This presentation shall not constitute an offer or solicitation in connection with any securities.   Use of Non-GAAP Financial Measures   To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non- GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.   We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Important information

4Q3 2017 Corporate Overview and Financial Results October 31, 2017 30+ years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global presence Average balances for Q3'17 $49.8B assets $21.6B loans $97.3B total client funds A unique financial services company Q3 2017 Corporate Overview and Financial Results October 31, 2017

SVB20144: 3 Q3 2017 Corporate Overview and Financial Results October 31, 2017 5 We serve the global Innovation Economy Technology + Life Sciences + Healthcare Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank Wealth Management

Q3 2017 Corporate Overview and Financial Results October 31, 2017 6 A strong quarter • Robust total client funds growth • Healthy loan growth • Higher net interest income & net interest margin driven by volume and rate increases • Good core fee income growth • Notable warrant gains • Stable credit quality …with continued challenges • Higher expenses driven by investments for growth • Pressure on loan growth from liquidity and M&A • Lack of momentum in exit markets • Complex regulatory environment with increasing requirements • Competition Q3'17 takeaways

Q3 2017 Corporate Overview and Financial Results October 31, 2017 7 Non-interest expense (NIE): +2.6% Net interest income2: +9.2% Net interest margin: +10 bps Non-interest income: +23.5% • Core fee income3: +17.7% • Gains on investment securities3,4,5: $15.2M • Gains on warrants3: $24.9M Stable credit quality overall • Provision for credit losses of $23.5M vs. $15.8M • Net charge-offs of 19 bps vs. 44 bps (annualized) • Non-performing loans of 56 bps vs. 57 bps Average loans: +5.2% Period-end loans: +5.8% Average total client funds: +6.7% Average fixed income securities1: +7.5% Q3'17 vs. Q2'17: strong results Tax benefits from share-based compensation of $1.3M 1. Primarily includes available-for-sale and held-to-maturity 2. Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent. 3. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 4. Non-GAAP gains on investment securities net of non-controlling interests were $9.7M. 5. Non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. EPS: $2.79, Net Income: $148.6M Solid capital position, despite decreases in capital ratios from balance sheet growth • Bank tier 1 leverage ratio: 7.59% (-7 bps)

Q3 2017 Corporate Overview and Financial Results October 31, 2017 8 Q3'17 notable items $6.6M of higher noninterest expense including • $4.3M of higher compensation, primarily performance-related • $3.8M related to a software write-off • $31.4M of higher loan and investment interest income, from strong loan and deposit growth and higher rates • $14.1M of higher warrant gains, mostly due to valuation gains from one client IPO • $15.5M of higher core fees with strong growth in FX and credit card transaction volumes, and higher client investment fees due to higher balances and spreads ◦ Core fees also benefited from a $4.5M adjustment to lending related fees earned in prior periods Positive earnings impact Negative earnings impact

SVB 2014 4:3 9Q3 2017 Corporate Overview and Financial Results October 31, 2017 Strong loan growth in Q3'17 Average loans Period-end loans $23 $21 $19 $17 $15 Bi lli on s Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 $18.6 $19.3 $20.1 $20.5 $21.6 $19.1 $19.9 $20.4 $21.0 $22.2 • Average loan balances grew 5.2% • Largest growth driven by Private Equity, Software/Internet and Private Bank

SVB 2014 4:3 10Q3 2017 Corporate Overview and Financial Results October 31, 2017 Gross Loans: $22.3 billion1,2 Software/ Internet $5.9 26% A diversified loan portfolio 1) As of 9/30/2017; gross loans do not include deferred fees and costs. 2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3) Technology and Life Science/Healthcare percentages are as a % of Total Gross Loans 4) Primarily capital call lines of credit Technology and Life Science/Healthcare Only1,3 $8.8 billion (39% of Gross Loans) Non-Early Stage $1.0 (4%) Early Stage $1.3 (6%) Balance Sheet $2.2 (10%) Sponsored Buyout $2.2 (10%) Other $2.1 (9%) 4 Balance-sheet dependent covered by current assets; $1.1B is asset-based lending Cash flow dependent 1 Investor-dependent 1 Revenue: $0-$5M Investor-dependent 2 Revenue >$5M Cash flow dependent 2 Cash flow and hybrid Private Equity/ Venture Capital $9.6 43% Hardware $1.1, Life Science/ Healthcare $1.8 8% 5% Wine $0.9 4% Other $0.5 3% Private Bank $2.5 11%

Q3 2017 Corporate Overview and Financial Results October 31, 2017 11 Private Equity and Private Bank have driven majority of growth Software/internet Hardware Private equity/venture capital Life science/healthcare Premium wine Private Bank Other Early-stage loans as % of loan portfolio $25 $20 $15 $10 $5 $0 Bi lli on s 2008 2009 2010 2011 2012 2013 2014 2015 2016 9/30/17 $5.9 $1.1 $9.6 $1.7 $0.9 $2.5 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $0.5 $22.212% 11% 10% 8% 9% 9% 8% 6% 6% 6% Our loan portfolio has evolved over time

SVB 2014 4:3 12Q3 2017 Corporate Overview and Financial Results October 31, 2017 Average Deposits Average off-balance sheet client funds Total average client funds $100 $80 $60 $40 $20 $0 Bi lli on s Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 $37.9 $39.7 $40.0 $42.1 $44.0 $43.1 $45.0 $46.1 $49.1 $53.3 $81.0 $84.7 $86.1 $91.2 $97.3 Average total client funds grew 6.7% in Q3'17 Growth primarily from: • Healthy venture capital funding environment • Robust secondary offering market • Private Equity, Technology and Life Science clients

SVB 2014 4:3 13Q3 2017 Corporate Overview and Financial Results October 31, 2017 Higher net interest income primarily from: • Higher average loan and investment balances • Higher interest rates (interest rate sensitivity) Net interest income* Net interest margin Federal Funds target rate $320 $280 $240 $200 $160 $120 $80 M ill io ns 8% 6% 4% 2% 0% Q3 '0 7 Q3 '0 8 Q3 '0 9 Q3 '1 0 Q3 '1 1 Q3 '1 2 Q3 '1 3 Q3 '1 4 Q3 '1 5 Q3 '1 6 Q3 '1 7 Net interest income grew 9.2% in Q3'17 7.18% 3.10% $95.7 $374.6 4.75% 1.25% * Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent.

SVB 2014 4:3 14Q3 2017 Corporate Overview and Financial Results October 31, 2017 • Provision for credit losses of $23.5M (vs. $15.8M in Q2) consisted of the following: ◦ $13.8M for net new specific reserves for nonaccrual loans ◦ $10.9M for loan growth ◦ Offset by $2.3M benefit from improved credit quality • Net charge-offs decreased to $10.5M or 19 bps (vs. $22.5M or 44 bps in Q2) • $6.0M or 58% of net charge-offs had prior reserves • Allowance for loan losses/total gross loans: unchanged at 1.12% • Non-performing loans increased to $125.4M or 56 bps (vs. $120.3M or 57 bps in Q2) Millions Credit quality was stable Q3'17 Highlights Non-performing loans/total gross loans Total non-performing loans Non-performing loans 1.5% 1.0% 0.5% 0.0% Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 0.56% $125.4M Net charge-offs/average total gross loans (annualized) Net charge-offs Net charge-offs 2.0% 1.5% 1.0% 0.5% 0.0% Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 0.05% 0.75% 0.19% $1.7M $28.5M $10.5M $39.4M

SVB 2014 4:3 15Q3 2017 Corporate Overview and Financial Results October 31, 2017 Our credit risk profile has improved over time Strongest growth in recent years has been in Private Equity and the Private Bank, which have had the best credit performance in our portfolio in the past 10 years 12/31/13 Loan Portfolio Mix Technology and Life Science/ Healthcare 59% PE/VC & Private Bank 31% Wine 6% Other 4% 9/30/17 Loan Portfolio Mix Technology and Life Science/ Healthcare 39% PE/VC & Private Bank 54% Wine 4% Other 3%

SVB 2014 4:3 16Q3 2017 Corporate Overview and Financial Results October 31, 2017 11% Our credit risk profile has improved over time 3.4% Peak annual net charge-off rate (2009- recession) Average net charge-off rate (2008-2016) YTD 2017 annualized net charge-off rate As of 9/30/2017 2.7% • Early-stage loans (historically greatest charge-off risk) have decreased as a percentage of our total loan portfolio • As large corporate non-early stage loans (>$20M) have increased as a percentage of our total technology/life science loan portfolio, individual charge-offs can be nominally larger • Our overall net charge-off ratio has remained stable Early-stage charge-offs Gross charge-offs Early-stage loans as % of loan portfolio M ill io ns 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD $16 $58 $23 $1 $21 $26 $30 $12 $45 $24 $48 $144 $51 $24 $33 $43 $43 $51 $97 $39 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% Large (>$20M) corporate technology/life science loans as % of total technology/life science loan portfolio Early-stage loans as % of loan portfolio Net charge-offs/average total gross loans (annualized) 2008 2009 2010 2011 2012 2013 2014 2015 20169/30/17 19% 17% 20% 32% 35% 37% 38% 35% 36% 34% 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% 0.87% 2.64% 0.77%(0.02)%0.31% 0.33% 0.32% 0.30%0.46%0.29% Large (>$20M) technology/life science/healthcare loans as % of total technology/life science/healthcare loan portfolio Early-stage loans as % of loan portfolio Technology/life science/healthcare net charge-offs/ Technology/life science/healthcare gross loans (annualized) 2008 2009 2010 2011 2012 2013 2014 2015 2016 6/30/2017 22% 16% 20% 32% 36% 38% 38% 35% 37% 32% 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% 0.97% 3.85% 0.97% 0.01% 0.42% 0.42% 0.48% 0.49% 0.94% 0.81% 5.1% 1H 2016 annualized early-stage charge-off rate Early-Stage Net Charge-Off Rates YTD 2016 annualized net charge-off rate (VC market recalibration)

SVB 2014 4:3 17Q3 2017 Corporate Overview and Financial Results October 31, 2017 Core fee income* grew 17.7% in Q3'17 * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Strong growth driven by higher client investment, foreign exchange and credit card fees and lending-related fees Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* $100 $80 $60 $40 $20 $0 M ill io ns Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 $19 $26 $30$10 $18 $20 $11 $15 $15 $8 $9 $15 $4 $13 $16 $4 $7 $7 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $80.5 $84.6 $82.6 $87.3 $102.7

SVB 2014 4:3 18Q3 2017 Corporate Overview and Financial Results October 31, 2017 Core fee income* has grown over time * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. • Growth in recent years driven primarily by FX and credit card fees; YTD volumes have grown but have been offset somewhat by lower spreads due to competition • Client investment fee growth has been strong in recent quarters due to higher balances and rate increases Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* FX and credit card fees as % of core fee income $300 $200 $100 $0 M ill io ns 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD $33 $104 $82 $68 $56 $24 $53 $43 $33 $33 $50 $32 $38 $12 $26 $21 $126 $100 $109 $129 $158 $175 $210 $265 $316 $273 31% 40% 45% 50% 49% 51% 54% 54% 54% 51%

Q3 2017 Corporate Overview and Financial Results October 31, 2017 19 Performance and growth driving non-interest expense Revenue and growth initiatives: • People (staffing, incentive compensation based on performance) • Infrastructure investments to support our growth • Enhancements to our risk and compliance infrastructure Compensation and Benefits Expense $ M ill io ns 2013 2014 2015 2016 2017 YTD $159 $187 $214 $244 $208 $96 $101 $122 $120 $105 $112 $367 $121 $409 $138 $474 $150 $514 $136 $4491,669 1,815 2,004 2,225 2,384 Professional svcs. Premises & equip. Net occupancy Business dev. Other expenses Other Noninterest Expenses M ill io ns 2013 2014 2015 2016 2017 YTD $76 $94 $83 $95 $86 $46 $50 $52 $66 $54 $25 $30 $35 $40 $35$33 $40 $40 $40 $31 $61 $241 $77 $291 $97 $307 $105 $346 $91 $297 Incentive comp. plans Salaries/wages and other employee comp. Avg. full-time equivalent employees Other employee incenvites/benefits

SVB 2014 4:3 20Q3 2017 Corporate Overview and Financial Results October 31, 2017 Business Driver 2017 Full Year Outlook vs. 2016 Full YearResults Change from 7/27/17 Average loans Increase at a percentage rate in the mid-teens No change Average deposits Increase at a percentage rate in the high-single digits No change Net interest income Increase at a percentage rate in the low twenties Outlook narrowed to low twenties from previous outlook of high teens to low twenties Net interest margin Between 3.00% and 3.10% No change Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2016 levels No change Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Between 0.60% and 0.80% of total gross loans No change Core fee income Increase at a percentage rate in the high teens Outlook increased to high teens from previous outlook of mid-teens Non-interest expense (excluding expenses related to non-controlling interests) Increase at a percentage rate in the mid teens Outlook increased to mid teens from previous outlook of low teens 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements". 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2017 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2017 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets. 5) Outlook does not assume any future rate increases 2017 full-year outlook (as of 10/26/2017)

Q3 2017 Corporate Overview and Financial Results October 31, 2017 21 Complex regulatory environment • As a growing global, commercial bank with a holding company structure, we face a complex regulatory landscape • We have ongoing investment in regulatory and compliance infrastructure -- people, processes and systems Key areas of regulatory focus • Enhanced Prudential Standards, including - CCAR and DFAST - Liquidity (Liquidity Coverage Ratio) • BSA/AML • "Basel III"* • Current Expected Credit Loss (CECL) implementation * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

SVB 2014 4:3 22Q3 2017 Corporate Overview and Financial Results October 31, 2017 2014 2015 2016 Q1'17 Q2'17 Q3'17 CET 1 risk-based Capital - 12.28% 12.80% 13.05% 13.05% 12.96% Tier 1 risk-based capital 12.91% 12.83 13.26 13.44 13.43 13.32 Total risk-based capital 13.92 13.84 14.21 14.45 14.39 14.29 Tier 1 leverage 7.74 7.63 8.34 8.51 8.40 8.34 Tangible common equity to tangible assets2 7.15 7.16 8.15 8.11 8.06 8.00 Tangible common equity to risk- weighted assets2 12.93 12.34 12.89 13.12 13.11 13.01 We are well capitalized: SVBFG capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

SVB 2014 4:3 23Q3 2017 Corporate Overview and Financial Results October 31, 2017 • Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015 • Down-streaming of capital from holding company (Q2’14 $435M common equity raise and Q1’15 $350M debt raise) increased bank capital ratios across the board • $20M quarterly dividend from Bank to SVBFG since Q3'16 2014 2015 2016 Q1'17 Q2'17 Q3'17 CET 1 risk-based Capital2 - 12.52% 12.65% 12.75% 12.59% 12.41% Tier 1 risk-based capital 11.09% 12.52 12.65 12.75 12.59 12.41 Total risk-based capital 12.12 13.60 13.66 13.80 13.59 13.40 Tier 1 leverage 6.64 7.09 7.67 7.81 7.66 7.59 Tangible common equity to tangible assets3 6.38 6.95 7.77 7.66 7.58 7.47 Tangible common equity to risk- weighted assets3 11.19 12.59 12.75 12.82 12.65 12.44 We are well capitalized: bank capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2) Basel III adopted in January 2015 3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

SVB 2014 4:3 24Q3 2017 Corporate Overview and Financial Results October 31, 2017 Business Driver 2018 Full Year Outlook vs. 2017 FullYear Results Average loans Increase at a percentage rate in the mid-teens Average deposits Increase at a percentage rate in the low double digits Net interest income Increase at a percentage rate in the high teens to low twenties Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans Core fee income Increase at a percentage rate in the mid-teens to high teens Non-interest expense (excluding expenses related to non-controlling interests) Increase at a percentage rate in the high single digits 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements". 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2017 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2017 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets. 5) Outlook does not assume any future rate increases 2018 Preliminary outlook (as of 10/26/2017) Assumes no interest rate increases

SVB20144: 3 Q3 2017 Corporate Overview and Financial Results October 31, 2017 25 Appendix

SVB 2014 4:3 26Q3 2017 Corporate Overview and Financial Results October 31, 2017 Appendix Contents 27 30 32 33 38 39 40 42 43 About SVB Financial highlights ROE Balance sheet Interest rate sensitivity Credit quality Investment securities and warrants Non-interest expense Non-GAAP reconciliations

Q3 2017 Corporate Overview and Financial Results October 31, 2017 27 At the center of the Innovation Economy for more than 34 Years SVB Private Bank Private banking Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Capital Private venture investing expertise, oversight and management SVB Wealth Advisory Private wealth management

SVB20144: 3 Q3 2017 Corporate Overview and Financial Results October 31, 2017 28 Serving innovation around the world * Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q3'17 $2.1B international loans* $8.4B international deposits* Location Description Year opened U.K. Full service branch 2012 Israel Business development and representative office 2008 China Business development office (Beijing) 2005 Joint venture bank (Beijing, Shanghai) 2012 Hong Kong Representative office 2013 Canada Branch application in progress TBD Germany Branch application in progress TBD

SVB 2014 4:3 29Q3 2017 Corporate Overview and Financial Results October 31, 2017 • Average tenure of 10 years at SVB • Diverse experience and skill sets to help direct our growth A strong, seasoned management team Dan Beck CHIEF FINANCIAL OFFICER* Recently joined John China HEAD OF TECHNOLOGY BANKING 21 years at SVB Michelle Draper CHIEF MARKETING OFFICER 4 years at SVB Laura Izurieta CHIEF RISK OFFICER 1 year at SVB Greg Becker PRESIDENT AND CEO SVB FINANCIAL GROUP 24 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 8 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER 1 years at SVB Roger Leone CHIEF INFORMATION OFFICER 2 years at SVB Marc Cadieux CHIEF CREDIT OFFICER 25 years at SVB Mike Descheneaux PRESIDENT SILICON VALLEY BANK* 11 years at SVB Chris Edmonds-Waters CHIEF HUMAN RESOURCES OFFICER 15 years at SVB Michael Zuckert GENERAL COUNSEL 3 years at SVB

SVB 2014 4:3 30Q3 2017 Corporate Overview and Financial Results October 31, 2017 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Diluted earnings per share1 $2.12 $1.89 $1.91 $2.32 $2.79 Net income available to common stockholders1 $111.1M $99.5M $101.5M $123.2M $148.6M Average loans $18.6B $19.3B $20.1B $20.5B $21.6B Change 2.5% 3.3% 4.2% 2.2% 5.2% Average deposits $37.9B $39.7B $40.0B $42.1B $44.0B Change (0.7)% 4.7% 0.7% 5.5% 4.5% Average off-balance sheet client investment funds $43.1B $45.0B $46.1B $49.1B $53.3B Change 0.5% 4.3% 2.6% 6.5% 8.5% Average fixed income securities $20.7B $20.2B $21.2B $21.5B $23.1B Net interest margin 2.75% 2.73% 2.88% 3.00% 3.10% Net interest income $289.2M $296.6M $310.0M $342.7M $374.0M GAAP non-interest income $144.1M $113.5M $117.7M $128.5M $158.8M Non-GAAP non-interest income, net of non- controlling interests2 $139.5M $109.1M $111.1M $119.0M $153.2M Net charge-offs / Average total gross loans (annualized) 0.48% 0.44% 0.25% 0.44% 0.19% Non-interest expense3 $220.8M $235.2M $237.6M $251.2M $257.8M Effective tax rate4 40.90% 35.53% 33.62% 36.78% 39.58% Return on average SVBFG stockholders’ equity (annualized) 12.32% 10.77% 11.03% 12.75% 14.59% Return on average assets (annualized) 1.02% 0.88% 0.91% 1.04% 1.18% 1) Included in diluted earnings per common share and net income available to common stockholders for the three months ended March 31, 2017, June 30, 2017 and September 30, 2017 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts. 2) Non-GAAP non-interest income net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 3) In Q1'17 we revised prior periods’ presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods’ presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change. 4) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Quarterly highlights

SVB 2014 4:3 31Q3 2017 Corporate Overview and Financial Results October 31, 2017 2013 2014 2015 2016 2017 YTD Diluted earnings per share $4.67 $5.311 $6.62 $7.31 $7.01 Net income available to common stockholders $214.5M $263.9M1 $343.9M $382.7M $373.3M Average loans Change $9.4B 23.7% $11.5B 23.0% $14.8B 28.3% $18.3B 23.8% $20.7B 13.1% Average deposits Change $19.6B 9.5% $28.3B 44.4% $36.3B 28.2% $38.8B 6.8% $42.1B 8.5% Average off-balance sheet client investment funds Change $24.2B 19.8% $30.0B 24.0% $39.2B 30.6% $43.4B 10.5% $49.5B 14.0% Average fixed-income securities2 $10.6B $16.6B $22.3B $21.5B $21.9B Net interest margin 3.29% 2.81% 2.57% 2.72% 2.99% Net interest income $697.3M $856.6M $1,006.4M $1,150.5M $1,026.7M GAAP non-interest income $673.2M $572.2M $472.8M $456.6M $405.0M Non-GAAP non-interest income , net of non- controlling interests3 $330.3M $352.5M $441.1M $448.5M $383.3M Net charge-offs / Average total gross loans (annualized) 0.33% 0.32% 0.31% 0.46% 0.29% Non-interest expense4 $607.6M $700.7M $780.0M $859.8M $746.6M Effective tax rate5 40.63% 41.02% 39.95% 39.55% 37.12% Return on average SVBFG stockholders’ equity (annualized) 11.13% 10.46% 1 11.18% 10.90% 12.85% Return on average assets (annualized) 0.92% 0.80%1 0.84% 0.87% 1.05% Annual highlights 1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India 2) Includes available-for-sale and held-to-maturity securities held on the balance sheet 3) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information 4) In Q1'17 we revised prior periods’ presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods’ presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change. 5) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests.

SVB 2014 4:3 32Q3 2017 Corporate Overview and Financial Results October 31, 2017 • ROE has been impacted by pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion • Q3'17 ROE increased 184 bps to 14.59% due to impact of strong loan and deposit growth and higher rates and warrant gains SVB Peers 14% 9% 4% -1% -6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 10.21% 2.13% 7.72% 11.87% 10.09% 11.13% 10.46% 11.18% 10.90% 12.85% 2.22% (5.35)% 5.89% 9.04% 9.50% 9.68% 9.09% 8.78% 8.56% 9.57% 1) “Peers” refers to peer group as reported in our 2017 Proxy Statement. Peer ROE data is from SNL Financial and reflects the most recent available data. 2) Annualized Strong return on average equity vs. peers1 (5.35)% 2

SVB 2014 4:3 33Q3 2017 Corporate Overview and Financial Results October 31, 2017 A highly liquid balance sheet1 Non-interest- bearing deposits $36.9 79% Interest- bearing deposits $8.0 17% 1) Balances as of 9/30/17 2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 9/30/17 were $22.3B 3) Non-marketable securities net of non-controlling interests were $506 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Period-end assets: $50.8B Period-end liabilities: $46.6B Held-to- maturity securities 18% $7.8B AFS securities $12.6 25% Cash $3.6 7% Net loans $21.9 43% Non-marketable securities3 (VC Investments) $0.6 1% Other $1.0 2% 2 Held-to- maturity securities $11.1 22% 2 Other $1.0 2% Borrowings $0.7 2%

SVB 2014 4:3 34Q3 2017 Corporate Overview and Financial Results October 31, 2017 Robust Q3'17 balance sheet growth Investment portfolio 47% of Total Assets Non-interest-bearing deposits 82% of Total Deposits $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 9/30/17 Period Ending $26.4 $39.3 $44.7 $44.7 $50.8 $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 9/30/17 Period Ending $23.3 $35.3 $41.4 $40.9 $46.6 Non-interest-bearing deposits Interest-bearing deposits Borrowings Other liabilities Available-for-sale securities Net loans Non-marketable securities (primarily VC-related investments) Other assets Held-to-maturity securities As of 9/30/2017

SVB 2014 4:3 35Q3 2017 Corporate Overview and Financial Results October 31, 2017 A high quality investment portfolio A highly liquid portfolio with a duration of 2.7 years U.S. Treasuries make up 32% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. As of 9/30/2017 Available-for-Sale Securities $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 9/30/17 Period Ending $13.5 $16.4 $12.6 $12.6$12.0 Held-to-Maturity Securities* $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 9/30/17 Period Ending $0.0 $7.4 $8.8 $8.4 $11.1

SVB 2014 4:3 36Q3 2017 Corporate Overview and Financial Results October 31, 2017 Robust client liquidity Long-term growth drivers: • Healthy client funding and exit activity • Healthy increases in early-stage and private equity client counts Deposits Client investment funds Total client funds* $120 $100 $80 $60 $40 $20 $0 Bi lli on s 2013 2014 2015 2016 9/30/17 Period Ending $22.5 $34.3 $39.1 $39.0 $44.8 $26.4 $32.4 $44.0 $45.8 $54.2 $48.8 $66.7 $83.1 $84.8 $99.0

SVB 2014 4:3 37Q3 2017 Corporate Overview and Financial Results October 31, 2017 Strong long-term loan growth Recent growth driven by Private Equity, Private Bank and Global Average loans Period-end loans $25 $20 $15 $10 $5 $0 Bi lli on s 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 9/3 0/ 17 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $18.3 $20.7 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $22.2

Q3 2017 Corporate Overview and Financial Results October 31, 2017 38 We expect each 25 bps increase in short-term rates to contribute approximately $53 million to Net Interest Income* We expect rising rates to benefit us significantly * As reported in our sensitivity analysis included in our most recent Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of September 30, 2017. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Changes in Fed Funds Rate (basis points) Changes in Net Interest Income +100 +$214M +200 +$427M Changes in short-term interest rates impact interest earned on: • Variable rate loans • Variable rate investment securities • Cash and cash equivalents Primary benchmark indices: • National and SVB Prime rates • 1-month and 3-month LIBOR • Federal Funds target rate

SVB 2014 4:3 39Q3 2017 Corporate Overview and Financial Results October 31, 2017 Non-performing loans Non-performing loans as % of total gross loans Net charge-offs as % of average total gross loans (annualized) 4% 3% 2% 1% 0% -1% $160 $120 $80 $40 $0 M ill io ns 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 YT D* $119.0 1.07% 1.57% 0.56% 3.32% 2.64% 0.29% * Annualized Post-crisis NCOs remain below 50 bps History of strong credit quality $125.4 • 2000: Five loans from two segments to which we no longer lend drove increase in NCOs • 2008-2009 (Financial Crisis): 5 problem loans drove short-lived spike in NPLs and NCOs • Q2'15-Q3'17 NPLs elevated but manageable, primarily due to four Sponsored Buyout Loans (two were resolved), one Corporate Finance loan and certain early stage loans

SVB 2014 4:3 40Q3 2017 Corporate Overview and Financial Results October 31, 2017 Net gains on equity warrant assets Non-GAAP net gains (losses) on investment securities net of non-controlling interests* $35 $15 -$5 -$25 M ill io ns Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 $20.2 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 $21.6 $4.6 $6.7 $10.8 $24.9 $16.6 $19.1 $15.9 $12.7 $9.6 -$2.0 $21.6 $18.4 $5.3 $9.5 $8.2 $9.7 Investment securities and warrant gains * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Reflects valuation-related losses in our VC-related funds due to VC market "recalibration" Reflects $10.3M of unrealized gains from a single client IPO Reflects $12.4M gain from sale of U.S. Treasury securities Reflects $2.8M write down of a strategic investment and $2.9M decline in value of a single client stock between Q3'16 IPO and sale after lock-up Reflects $15.9M of unrealized gains from a single client IPO

SVB 2014 4:3 41Q3 2017 Corporate Overview and Financial Results October 31, 2017 $109M in aggregate warrant gains net of early-stage losses between 2002 and YTD 2017 Net gains on equity warrant assets Early-stage net charge-offs Cumulative net gains (warrants less ES NCOs) $100 $50 $0 -$50 -$100 M ill io ns 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 2010 201 1 2012 2013 2014 201 5 2016 2017 YTD $(3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $38 $42 $(13) $(1) $0 $(2) $(7) $(10) $(16) $(58) $(23) $(1) $(21) $(26) $(30) $(12) $(45) $(27) Net warrant gains have exceeded early-stage charge-offs over time $109M

SVB 2014 4:3 42Q3 2017 Corporate Overview and Financial Results October 31, 2017 Drivers • Continued strong revenue growth • Focus on systems, processes and infrastructure to maximize cost efficiencies and support efficient growth over the long-term Non-GAAP non-interest expense, net of non-controlling interests Non-GAAP operating efficiency ratio $800 $400 $0 M ill io ns 2013 2014 2015 2016 2017 YTD $595 $682 $779 $859 $746 57.8% 56.3% 53.8% 53.7% 52.9% 1) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2) Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 3) Our consolidated GAAP noninterest expenses were modified from prior periods’ presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense. Efficiency ratio has trended down over time 1,2,3 1,2,3

SVB20144: 3 Q3 2017 Corporate Overview and Financial Results October 31, 2017 43 Non-GAAP Reconciliations

SVB 2014 4:3 44Q3 2017 Corporate Overview and Financial Results October 31, 2017 Non-GAAP core fee income (dollars in thousands) Quarter ended Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 Mar 31, 2016 GAAP noninterest income $167,637 $123,524 $126,287 $108,477 $114,506 $86,134 Less: gains (losses) on investment securities, net 94,787 33,263 24,975 18,768 12,439 (4,684) Less: net gains on equity warrant assets3 20,153 20,278 23,616 10,685 16,384 6,606 Less: other noninterest income (loss)3 (2,649) 11,773 11,617 10,636 12,978 7,670 Non-GAAP core fee income $55,346 $58,210 $66,079 $68,388 $72,705 $76,542 “Core fee”1 income Non-GAAP reconciliation 1) This is a non-GAAP measure. See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) March 31, 2015 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to March 31, 2015 have not been revised. 3) Our consolidated statements of income were modified from prior periods’ presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income. 2 Non-GAAP core fee income (dollars in thousands) Quarter ended Jun 30, 2016 Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 GAAP noninterest income $112,776 $144,140 $113,502 $117,659 $128,528 $158,778 Less: gains (losses) on investment securities, net 23,270 23,178 9,976 15,970 17,630 15,238 Less: net gains on equity warrant assets3 5,089 21,558 4,639 6,690 10,820 24,922 Less: other noninterest income (loss)3 9,963 18,878 14,239 12,421 12,811 15,896 Non-GAAP core fee income $74,454 $80,526 $84,648 $82,578 $87,267 $102,722

SVB 2014 4:3 45Q3 2017 Corporate Overview and Financial Results October 31, 2017 Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2008 2009 2010 2011 2012 GAAP noninterest income $152,365 $97,743 $247,530 $382,332 $335,546 Less: gains (losses) on investment securities, net (14,777) (31,209) 93,360 195,034 122,114 Less: net gains (losses) on equity warrant assets3 10,541 (55) 6,556 37,439 19,385 Less: other noninterest income (loss)3 30,656 29,263 38,608 20,589 35,657 Non-GAAP core fee income $125,945 $99,744 $109,006 $129,270 $158,390 “Core fee”1 income Non-GAAP reconciliation 1) This is a non-GAAP measure. See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). 3) Our consolidated statements of income were modified from prior periods’ presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income. Non-GAAP core fee income (dollars in thousands) Year ended December 31, YTD 2013 2014 20152 2016 Sep 30,2017 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $404,965 Less: gains on investment securities, net 419,408 267,023 89,445 51,740 48,838 Less: net gains on equity warrant assets3 46,101 71,012 70,963 37,892 42,432 Less: other noninterest income (loss)3 32,222 24,573 47,004 50,750 41,128 Non-GAAP core fee income $175,475 $209,631 $265,382 $316,170 $272,567

SVB 2014 4:3 46Q3 2017 Corporate Overview and Financial Results October 31, 2017 * See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Sep 30, 2017 GAAP non-marketable securities $627,469 Less: amounts attributable to non-controlling interests 121,401 Non-GAAP non-marketable securities, net of non-controlling interests $506,068 Composition of non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Sep 30, 2017 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments $33,092 Other venture capital investments 203 Other securities (fair value accounting) 114 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 63,465 Debt funds 17,889 China Joint Venture Investment 75,511 Other investments 37,967 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 102,956 Other investments 26,835 Investments in qualified affordable housing projects, net 148,036 Total non-marketable and other securities $506,068

SVB 2014 4:3 47Q3 2017 Corporate Overview and Financial Results October 31, 2017 Net gains (losses) on investment securities Non-GAAP reconciliation1 Non-GAAP net gains (losses) on investment securities (dollars in thousands) Quarter ended Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 Mar 31, 2016 GAAP net gains (losses) on investment securities $94,787 $33,263 $24,975 $18,768 $12,439 $(4,684) Less: income (losses) attributable to noncontrolling interests, including carried interest 78,225 14,171 9,036 6,102 2,803 (2,716) Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests $16,562 $19,092 $15,939 $12,666 $9,636 $(1,968) 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-GAAP net gains (losses) on investment securities (dollars in thousands) Quarter ended Jun 30, 2016 Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 GAAP net gains on investment securities $23,270 $23,178 $9,976 $15,970 $17,630 $15,238 Less: income attributable to noncontrolling interests, including carried interest 1,622 4,745 4,661 6,462 9,465 5,496 Non-GAAP net gains on investment securities, net of noncontrolling interests $21,648 $18,433 $5,315 $9,508 $8,165 $9,742

SVB 2014 4:3 48Q3 2017 Corporate Overview and Financial Results October 31, 2017 Consolidated (SVBFG) TCE/TA and TCE/RWA Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended March 31, June 30, September 30, 2014 2015 2016 2017 2017 2017 GAAP SVBFG stockholders’ equity $2,813,072 $3,198,134 $3,642,554 $3,764,331 $3,899,435 $4,059,813 Less: Intangible assets — — — — — — Tangible common equity (TCE) $2,813,072 $3,198,134 $3,642,554 $3,764,331 $3,899,435 $4,059,813 GAAP Total assets $39,337,869 $44,686,703 $44,683,660 $46,413,339 $48,400,379 $50,754,287 Less: Intangible assets — — — — — — Tangible assets (TA) $39,337,869 $44,686,703 $44,683,660 $46,413,339 $48,400,379 $50,754,287 Risk-weighted assets (RWA) $21,755,091 $25,919,594 $28,248,750 $28,691,192 $29,754,958 $31,208,081 Tangible common equity to tangible assets 7.15% 7.16% 8.15% 8.11% 8.06% 8.00% Tangible common equity to risk-weighted assets 12.93% 12.34% 12.89% 13.12% 13.11% 13.01% 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Capital ratios Bank only TCE/TA and TCE/RWA Non-GAAP reconciliation1 Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended March 31, June 30, September 30, 2014 2015 2016 2017 2017 2017 Tangible common equity (TCE) $2,399,411 $3,059,045 $3,423,427 $3,508,871 $3,607,234 $3,728,890 Tangible assets (TA) $37,607,973 $44,045,967 $44,059,340 $45,807,551 $47,571,865 $49,937,343 Risk-weighted assets (RWA) $21,450,480 $24,301,043 $26,856,850 $27,368,552 $28,515,724 $29,970,913 Tangible common equity to tangible assets 6.38% 6.95% 7.77% 7.66% 7.58% 7.47% Tangible common equity to risk-weighted assets 11.19% 12.59% 12.75% 12.82% 12.65% 12.44%

SVB 2014 4:3 49Q3 2017 Corporate Overview and Financial Results October 31, 2017 Non-interest income1 Non-GAAP reconciliation 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Amounts prior to January 1, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands) Year ended December 31, YTD 2013 2014 20152 2016 Sep 30, 2017 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $404,965 Less: income attributable to noncontrolling interests, including carried interest 342,904 233,624 31,736 8,039 21,709 Non-GAAP noninterest income, net of noncontrolling interests $330,302 $338,615 $441,058 $448,513 $383,256 Less: net (losses) on the SVBIF sale transaction — (13,934) — — — Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments $330,302 $352,549 $441,058 $448,513 $383,256 1 Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands) Quarter ended Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 GAAP non-interest income $144,140 $113,502 $117,659 $128,528 $158,778 Less: income attributable to non-controlling interests, including carried interests 4,679 4,412 6,559 9,536 5,614 Non-GAAP non-interest income, net of non-controlling interests 139,461 109,090 111,100 118,992 153,164 2

SVB 2014 4:3 50Q3 2017 Corporate Overview and Financial Results October 31, 2017 Non-GAAP operating efficiency ratio, net of non-controlling interests1 Non-GAAP reconciliation (Dollars in thousands, except ratios) Year ended December 31, YTD 2013 2014 2015 2016 Sep 30, 2017 GAAP noninterest expense2 $607,602 $700,669 $779,962 $859,797 $746,640 Less: amounts attributable to noncontrolling interests 12,714 18,867 828 524 517 Non-GAAP noninterest expense, net of noncontrolling interests $594,888 $681,802 $779,134 $859,273 $746,123 GAAP net interest income $697,344 $856,595 $1,006,425 $1,150,523 $1,026,663 Adjustments for taxable equivalent basis 1,724 1,689 1,564 1,203 1,455 Non-GAAP taxable equivalent net interest income $699,068 $858,284 $1,007,989 $1,151,726 $1,028,118 Less: income attributable to noncontrolling interests 76 33 8 66 26 Non-GAAP taxable equivalent net interest income, net of noncontrolling interests $698,992 $858,251 $1,007,981 $1,151,660 $1,028,092 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $404,965 Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments $330,302 $352,549 $441,058 $448,513 $383,256 GAAP total revenue $1,370,550 $1,428,834 $1,479,219 $1,607,075 $1,431,628 Non-GAAP taxable equivalent revenue, net of noncontrolling interests $1,029,294 $1,210,800 $1,449,039 $1,600,173 $1,411,348 GAAP operating efficiency ratio 44.33% 49.04% 52.73% 53.50% 52.15% Non-GAAP operating efficiency ratio 57.80% 56.31% 53.77% 53.70% 52.87% 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Our consolidated GAAP noninterest expenses were modified from prior periods’ presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

SVB 2014 4:3 51Q3 2017 Corporate Overview and Financial Results October 31, 2017 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Head of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter